UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Cephas Holding Corp.
(Exact name of registrant as specified in its charter)

DE	000-24835	38-3399098
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2942 North 24th Street Ste. 114-508 Phoenix, AZ	85016
(address of principal executive offices)	(zip code)

(623) 738-5792
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

ITEM 1.01. Entry into a Definitive Material Agreement

On May 9, 2013, Cephas Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement with Global Leadership Institute South Africa, LLC. (collectively, “Seller”) pursuant to which the Company shall acquire all business relationships, domain names, contracts if any, and trade secrets.  The purchase price is three million (3,000,000) restricted common shares payable upon execution.

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
10.1	Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHAS HOLDING CORP.

Dated: May 13, 2013	/s/
PETER KLAMKA
Chief Executive Officer